Exhibit 10.3
FIRST AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 8, 2008 (this “Amendment”), is entered into among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), TrentonWorks Limited, a Nova Scotia corporation (“TWI”), the Subsidiary Guarantors, the Lenders party hereto, Bank of America, N.A., as U.S. Administrative Agent and Bank of America, N.A., acting through it Canada branch, as Canadian Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
RECITALS
     A. The Company, TWI, the Lenders, the U.S. Administrative Agent and the Canadian Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of November 7, 2006 (the “Credit Agreement”).
     B. The parties hereto have agreed to amend the Credit Agreement as provided herein.
     C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.
AGREEMENT
     1. Amendments.
     (a) Section 1.01. The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:
     “Aggregate Canadian Commitments” means $0.
     “Canadian Letter of Credit Sublimit” means CDN$0.
     “Canadian Swing Line Sublimit” means CDN$0.
     “Loan Documents” means (a) this Agreement, (b) each Note, (c) each Issuer Document, (d) the Fee Letter, (e) the Guaranties, (f) the Security Agreement, (g) the Pledge Agreement and (h) each other security agreement, pledge, deed of trust, mortgage or other document purporting to create a Lien on the Collateral.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a

“Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. For purposes of the Loan Documents, the term “Subsidiary” shall not include (a) any “SPE” and (b) except for the preparation of the financial statements required by Section 7.01 and calculation of the financial covenants set forth in Section 7.11, TWI.
     “TWI” has the meaning specified in the introductory paragraph hereto. As of January 8, 2008, TWI is not a Borrower or a Loan Party.
     (b) Termination of TWI as a Borrower, Etc.
     Notwithstanding anything to the contrary in this Amendment or in any other Loan Document, as of the date hereof, TWI shall no longer be a Borrower, any covenant or representation applicable to TWI in Articles V, VI or VII of the Credit Agreement shall be of no further force or effect with respect to TWI and the Canadian Commitments of each Canadian Lender are hereby terminated. The Administrative Agents are hereby authorized and directed by the Lenders to execute and deliver such agreements, terminations or other documents in connection with the termination of the Canadian Revolving Credit Facility and removal of TWI as a Borrower.
     2. Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof when all of the conditions set forth in this Section shall have been satisfied in form and substance satisfactory to the Administrative Agents.
     (a) Execution and Delivery of this Amendment. The Administrative Agents shall have received copies of this Amendment duly executed by each Loan Party, the Required Lenders, the Canadian Lenders, the U.S. Administrative Agent, the Canadian Administrative Agent, the Canadian L/C Issuer and the Canadian Swing Line Lender.
     (b) Termination of Canadian Facility. The Total Canadian Outstandings shall be $0, all outstanding Canadian Letters of Credit shall have been returned to the Canadian L/C Issuer for cancellation, the Aggregate Canadian Commitments shall have been terminated and all Obligations under the Canadian Revolving Credit Facility (other than contingent indemnification obligations) shall have been satisfied.
     (c) Fees and Expenses. The Borrower shall have paid all fees and expenses owed by the Borrower to the Administrative Agents and the Arranger.
     3. Ratification of Credit Agreement. The Loan Parties acknowledge and consent to the terms set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents.
     4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms.

     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.
     5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default.
     6. Release. In consideration of the Lenders entering into this Amendment, the Loan Parties hereby release the Administrative Agents, the Lenders, the L/C Issuers and the Administrative Agents’ and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.
     7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.
     8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.
     9. Statutory Notice. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.
     10. Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agents under the Credit Agreement or any of the other Loan Documents, or constitute a waiver or cones of any provision of the Credit Agreement or any of the other Loan Documents, except as expressly set forth herein. This Amendment shall be considered a Loan Document from and after the date hereof.
     11. Estoppel, Acknowledgement and Reaffirmation. The obligations of the Loan Parties under the Loan Documents constitute valid and subsisting obligations of such Persons that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. Each Loan Party hereby acknowledges its respective obligations under the Loan Documents as amended hereby and reaffirms that each of the liens and security interests created and granted in or pursuant to the Loan

Documents are valid and subsisting and that this Amendment shall in no manner impair or otherwise adversely affect such liens and security interests.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	THE GREENBRIER COMPANIES, INC., an Oregon corporation
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Executive Vice President

TRENTONWORKS LIMITED, a Nova Scotia corporation
	By:	/s/ Shelley Alward
		Name:	Shelley Alward
		Title:	Vice President — Human Resources

	By:	/s/ Eldon F. MacDonald
		Name:	Eldon F. MacDonald
		Title:	Controller

SUBSIDIARY GUARANTORS:	GUNDERSON LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Executive Vice President

GREENBRIER RAILCAR LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

AUTOSTACK COMPANY LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

GUNDERSON RAIL SERVICES LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

GUNDERSON MARINE LLC, an Oregon limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

GREENBRIER-CONCARRIL, LLC, a Delaware limited liability company
	By:	/s/ Norriss M. Webb
		Name:	Norriss M. Webb
		Title:	Vice President

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Executive Vice President

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Executive Vice President

BRANDON RAILROAD LLC, an Oregon limited liability company
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Executive Vice President

MERIDIAN RAIL HOLDINGS CORP., a Delaware corporation
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Vice President

MERIDIAN RAIL ACQUISITION CORP.
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Vice President

MERIDIAN RAIL MEXICO CITY CORP.
By:	/s/ Norriss M. Webb
	Name:	Norriss M. Webb
	Title:	Vice President

ADMINISTRATIVE AGENTS:	BANK OF AMERICA, N.A., as U.S. Administrative Agent
	By:	/s/ Tiffany Shin
		Name:	Tiffany Shin
		Title:	Assistant Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent
	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a U.S. Lender and as U.S. L/C Issuer and U.S. Swing Line Lender
	By:	/s/ Eric Eidler
		Name:	Eric Eidler
		Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender and as Canadian L/C Issuer and Canadian Swing Line Lender
	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., U.S. Lender
By:	/s/ Michael I. Hart
	Name:	Michael I. Hart
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, U.S. Lender
By:	/s/ Richard J. Ameny, Jr.
	Name:	Richard J. Ameny, Jr.
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, U.S. Lender
By:	/s/ Chris Swindell
	Name:	Chris Swindell
	Title:	Senior Vice President

BRANCH BANKING & TRUST COMPANY, U.S. Lender
By:	/s/ Robert M. Searson
	Name:	Robert M. Searson
	Title:	Senior Vice President

CAYLON NEW YORK BRANCH, U.S. Lender

By:	/s/ Angel Naranjo	/s/ Brian Bolotin

	Name: Angel Naranjo Title: Director	Brian Bolotin Managing Director

CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH, U.S. Lender
By
Name:
Title:

COMERICA BANK, U.S. Lender
By:	/s/ Steven Clear
	Name:	Steven Clear
	Title:	AVP

KEY BANK NATIONAL ASSOCIATION, U.S. Lender
By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, U.S. Lender
By:	/s/ Stefan Loeb
	Name:	Stefan Loeb
	Title:	Vice President

SOVEREIGN BANK, U.S. Lender
By:
Name:
Title:

DVB BANK AG, U.S. Lender
By:	/s/ Volker Eberhart
	Name:	Volker Eberhart
	Title:	Vice President

By:	/s/ Martin Metz
	Name:	Martin Metz
	Title:	Managing Director